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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2000

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                            Predictive Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-30422                                         13-3808483
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                 417 Fifth Avenue, New York, NY         10016
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           (Address of Principal Executive Offices)   (Zip Code)


                                 (212) 659-3400
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On October 16, 2000, Synet Service Corporation, a Minnesota corporation which had been reincorporated as a Delaware corporation prior to the merger ("Synet") merged with and into Salmon Acquisition Corporation ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Predictive Systems, Inc., a Delaware corporation ("Predictive"). The merger was completed pursuant to the terms of an Agreement and Plan of Reorganization, dated September 25, 2000, as amended, by and among Predictive, Merger Sub, Synet, Michael J. Wethington, as stockholders' agent, and certain stockholders of Synet. Synet is a network and systems management consulting firm that works with organizations to improve the availability and reliability of e-commerce applications and network infrastructure. The consideration for the acquisition consisted of an aggregate of 1,922,377 shares of Predictive common stock, par value $0.001 per share, plus nine million dollars ($9,000,000) cash. Predictive also issued options to purchase 239,544 shares of Predictive common stock to employees of Synet.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The financial statements required by this item will be filed on or before December 30, 2000.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required by this item will be filed on or before December 30, 2000.

         (c)      Exhibits

         Exhibit Number    Description

         2.1 Agreement and Plan of Reorganization, dated September 25, 2000, by and among Predictive, Merger Sub, Synet, Michael J. Wethington, as stockholders' agent, and certain stockholders of Synet.

         2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated October 16, 2000, by and among Predictive, Merger Sub, Synet, Michael J. Wethington, as stockholders' agent, and certain stockholders of Synet.

         99.1 Press release, dated October 17, 2000, relating to the merger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Predictive Systems, Inc.
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                                             (Registrant)

                                             By: /s/ Ronald G. Pettengill, Jr.
                                                 -------------------------------
                                             Name:  Ronald G. Pettengill, Jr.
                                             Title: Chief Executive Officer

                                             Dated:  October 31, 2000